Accrued Expenses	12 Months Ended
Dec. 31, 2023
Payables and Accruals [Abstract]
Accrued Expenses
Note 10. Accrued Expenses
Accrued expenses consist of the followings (in thousands):

	December 31,
	2023	2022
Partner costs	$13,971	$14,535
Inventory, shipping and fulfillment	6,869	11,687
Employee compensation and benefits	4,334	20,584
Sales and other taxes	3,963	4,818
Information technology	3,176	2,207
Advertising	872	1,176
Customer service expenses	437	956
Other accrued expenses	8,525	8,467

Total accrued expenses	$42,147	$64,430

On September 29, 2023, the Company entered into a financing agreement with IPFS Corporation of California (“IPFS”) to finance certain of its annual insurance premiums. The Company financed $2.5 million, which will be paid over a ten month period with the first payment due on November 1, 2023. The financing has an interest rate of 8.83% and IPFS has a security interest in the underlying policies that have been financed. The $1.8 million outstanding as of December 31, 2023 is recorded in other current liabilities in the consolidated balance sheet and the interest expense is recorded in interest expense in the consolidated statement of operations.
On October 6, 2023, the Company entered into a financing agreement with First Insurance Funding (“FIF”) to finance certain of its annual insurance premiums. The Company financed $2.0 million, which will be paid over a nine month period with the first payment due on November 1, 2023. The financing has an interest rate of 8.75% and FIF has a security interest in the underlying policies that have been financed. The $1.4 million outstanding as of December 31, 2023 is recorded in other current liabilities in the consolidated balance sheet and the interest expense is recorded in interest expense in the consolidated statement of operations.